UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

ENER1, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	0-21138	59-2479377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Cypress Creek Road, Suite 100
Ft. Lauderdale, Florida
(Address of principal executive offices)

33309
(Zip Code)

(954) 556-4020
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On January 27, 2006, Ener1 Group, Inc. exercised warrants to purchase 2,635,000 shares of Ener1, Inc. common stock for the aggregate purchase price of $210,000. On February 7, 2006, Ener1 Group, Inc. exercised warrants to purchase an additional 31,875,000 shares of Ener1, Inc. common stock for an aggregate purchase price of $2,550,000. The securities were issued to an accredited investor in transactions not involving a general solicitation or general advertising that are exempt from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2006	Ener1, Inc. (Registrant) By: /s/ Gerard Herlihy Gerard Herlihy Chief Financial Officer